UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          October 24, 2006
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated October 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 24, 2006	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed October 24, 2006

            This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without
limitation, competitive actions in the marketplace and
adverse actions of governmental and other third-party
payors.  Actual results could differ materially from
those suggested by these forward-looking statements.
Further information on potential factors that could
affect the Company’s financial results is included in
the Company’s Form 10-K for the year ended
December 31, 2005, and subsequent filings.

LabCorp
8%
Other
Independent
Clinical Labs
31%
Physician Office
Labs
8%
Hospital Based
Labs
53%

–

–

–

–

–

The Clinical Laboratory Testing
Market > $40 billion Annually

Independent clinical lab share
is $16 billion

Represents 2% to 3% of all
health care spending

Influences /directs
approximately 80% of health
care spending

Rapidly evolving technology,
emphasis on preventative
medicine and aging of
population are all driving
growth

Has grown at a CAGR of
between 5% and 6%

Source:    Company estimates, industry reports and 2005 revenue for LabCorp.

Profile of LabCorp

A leader in the esoteric and genomic testing
market and second-largest clinical laboratory
company in North America

Offers a broad range of routine and
esoteric/genomic tests

Conducts approximately 1.1 million tests daily on
more than 380,000 specimens

Provides lab services to physicians and other
health care providers

Approximately 24,000 employees nationwide

Primary Testing Locations

Primary LabCorp Testing Locations

Corporate Headquarters

Burlington, NC

LabCorp’s Strategy

             To lead the industry in achieving long-
term growth and profitability by
strengthening our nationwide core
testing business and expanding our
higher-growth, higher-value esoteric and
genomic businesses.

Strategic Focus Areas

Scientific

Leadership

Managed

Care

Customer

Focus

-Licensing/partnerships

-Cancer

-Specimen tracking

-Call center consolidation

-Report improvement

-Acquisitions

-Appropriate prices

-Reduce leakage

-Value of new lab tests

-Customer connectivity

LabCorp’s Investment and
Performance Fundamentals

History of Strong Financial
Performance

Significant Cash Generator

Industry leading EBITDA margins

Strong Balance Sheet

Investment Grade Credit Ratings

$3,500.0
$3,250.0
$3,000.0
$2,750.0
$2,500.0
$2,250.0
$2,000.0
$1,750.0
$1,500.0
$2,199.8
$2,507.7
$2,939.4
$3,084.8
$3,327.6
2001
2002
2003
2004
2005

LabCorp
Laboratory Corporation of America

Net Sales (in millions)

25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
21.3%
22.5%
24.2%
25.5%
25.4%
2001
2002
2003
2004
2005

LabCorp
Laboratory Corporation of America

EBITDA Margin

(1) Excluding the impact in 2005 of restructuring and other special charges, and a non-recurring investment loss.

(1)

$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$1.26
$1.69
$2.11
$2.45
$2.80
2001
2002
2003
2004
2005

LabCorp
Laboratory Corporation of America

EPS

(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss.

(1)

$600.0
$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$316.0
$444.9
$564.3
$538.1
$574.2
2001
2002
2003
2004
2005

LabCorp
Laboratory Corporation of America

Operating Cash Flow (in millions)

(1) Includes approximately $50 million of benefit from one-time tax credits recorded in 2003.

(1)

9/30/2005		9/30/2006	+/(-)	
Revenue	$	852.9	$	909.9	6.7%	
EBITDA (1)	$	213.6	$	242.7	13.6%	
EBITDA Margin		25.0%		26.7%	170	bp
Diluted EPS (2)	$	0.70	$	0.86	22.9%	

LabCorp
Laboratory Corporation of America

Third Quarter Results (in millions, except per share data)

(1) Excludes restructuring and other special charges of  $10.0 million and $5.6 million, recorded by the Company in the third quarter of
2005 and 2006, respectively, and $5.6 million of stock compensation expense recorded by the Company for the three months ended
September 30, 2006 from the adoption of SFAS 123(R).

(2) Excludes the $0.04 and $0.03 per diluted share impact of the restructuring and other special charges recorded in the third quarters of
2005 and 2006, respectively, and the $0.02 per diluted share impact of the required change in accounting for stock based compensation adopted in 2006.

9/30/2005		9/30/2006	+/(-)	
Revenue	$	2,505.3	$	2,692.2	7.5%	
EBITDA (1)	$	646.3	$	724.9	12.2%	
EBITDA Margin		25.8%		26.9%	110	bp
Diluted EPS (2)	$	2.14	$	2.53	18.2%	

LabCorp
Laboratory Corporation of America

Nine-Month Results (in millions, except per share data)

(1) Excludes restructuring and other special charges of  $13.1 million and $5.6 million, recorded by the Company in the first nine months of 2005 and 2006, respectively, and $16.9 million of stock compensation expense recorded by the Company for the nine months ended
September 30, 2006 from the adoption of SFAS 123(R).

(2) Excludes the $0.07 and $0.03 per diluted share impact of the restructuring and other special charges recorded in the first nine months of 2005 and 2006, respectively, and the $0.07 per diluted share impact of the required change in accounting for stock based compensation adopted in 2006.

2006 Nine-Month Financial
Achievements

Diluted EPS of $2.53 (1)

EBITDA margin of 26.9% of sales (2)

Operating cash flow of $462.1 million

Increased revenues 7.5% (3.2% volume; 4.3% price)

Repurchased approximately $185 million of
LabCorp stock

(1)

Excludes the $0.03 per diluted share impact of the restructuring and other special charges recorded in the first nine months of 2006, and the $0.07 per diluted share impact of the required change in accounting for stock based compensation adopted in 2006.

(1)

Based on EBITDA of $724.9 million, excluding the $5.6 million impact of restructuring and other special charges and the $16.9 million impact of the change in accounting for stock based compensation adopted in 2006.

2004				2005				YTD 2006			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Client	$ 869.1	28%	32.668	$ 26.61	$ 932.7	28%	32.042	$ 29.11	$ 725.7	27%	24.821	$ 29.24
Patient	310.1	10%	2.509	$ 123.59	302.8	9%	2.241	$ 135.12	256.5	10%	1.720	$ 149.12
Third Party (Medicare/Medicaid)	658.4	21%	18.898	$ 34.84	755.2	23%	19.618	$ 38.49	577.3	21%	14.369	$ 40.17
Managed Care:												
- Capitated	132.7	4%	12.818	$ 10.36	136.5	4%	12.875	$ 10.60	106.5	4%	10.031	$ 10.61
- Fee for service	1,114.5	36%	24.225	$ 46.01	1,200.4	36%	25.344	$ 47.36	1,026.3	38%	20.841	$ 49.24
Total Managed Care	1,247.2	40%	37.043	$ 33.67	1,336.9	40%	38.219	$ 34.98	1,132.7	42%	30.872	$ 36.69
LabCorp Total	$ 3,084.8	100%	91.118	$ 33.86	$ 3,327.6	100%	92.120	$ 36.12	$ 2,692.2	100%	71.782	$ 37.50

LabCorp Laboratory Corporation of America

Financial Performance

Price & Volumes:  Trends by Payer Type

2004				2005				YTD 2006			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Genomic	$ 294.4	10%	2.510	$ 117.26	$ 331.7	10%	2.868	$ 115.65	$ 283.6	11%	2.478	$ 114.44
Identity / Gene Probes	168.9	5%	3.822	44.20	173.5	5%	3.861	44.93	132.0	5%	2.905	45.43
All Genomic	463.3	15%	6.332	73.16	505.2	15%	6.729	75.07	415.6	15%	5.383	77.20
Other Esoteric	298.2	10%	7.211	41.35	340.8	10%	8.175	41.69	286.6	11%	6.866	41.75
Histology	205.0	7%	2.256	90.89	283.7	9%	2.406	117.92	223.4	8%	1.813	123.21
All Genomic / Esoteric	966.5	31%	15.799	61.18	1,129.8	34%	17.311	65.26	925.6	34%	14.062	65.82
Core	2,118.3	69%	75.319	28.12	2,197.8	66%	74.810	29.38	1,766.5	66%	57.720	30.61
LabCorp Total	$ 3,084.8	100%	91.118	$ 33.86	$ 3,327.6	100%	92.120	$ 36.12	$ 2,692.2	100%	71.782	$ 37.50

LabCorp Laboratory Corporation of America

Financial Performance

Revenue Analysis by Business Area

% Accns

Accns

Free Cash Flow Investment Strategy

Acquisitions

Stock repurchase program

Retain flexibility in utilizing remaining
cash

2006 Financial Guidance

Excluding the impact of the required change in accounting for stock based compensation, any share repurchase activity after September 30, 2006, any incremental operating expenses or capital expenditures associated with the Company’s recently announced agreement with UnitedHealthcare, any impact of the Company’s recently announced exchange offer related to its Liquid Yield Option Notes (LYONs), and restructuring and other special charges primarily related to the previously announced retirement of the Company’s Chief Executive Officer effective December 31, 2006, guidance for 2006 is as follows:

Revenue growth of approximately 6.5% to 7.2% compared to 2005.

EBITDA margins of 26.5 to 27.0% of revenues.

Diluted EPS in the range of $3.28 to $3.33.

Operating cash flow of between $610 and $630 million.

Capital expenditures of between $90 and $100 million.

Net interest expense of between $40 and $42 million.

Bad debt rate of approximately 4.8% of sales for the remainder of the year.

(continued)

2006 Financial Guidance (cont.)

Additional factors expected to impact final 2006 EBITDA and EPS include:

Pre-tax operating expenses in the range of $14 million to $18 million, or $0.06 to $0.08 per diluted share, associated with the Company’s previously announced agreement with
UnitedHealthcare.

Pre-tax restructuring charges of approximately $12.9 million, or $0.10 per diluted share, primarily related to the previously announced retirement of the Company’s Chief Executive
Officer.  Approximately $5.6 million of those charges were recorded during the third quarter of
2006.

Excluding stock based compensation associated with the retirement of its Chief Executive
Officer, the Company expects that the implementation of the required change in accounting for stock based compensation will have an EBITDA impact of approximately $22 million, or approximately $0.10 per diluted share.

The Company estimates that its previously announced exchange offer related to its LYONs notes will positively impact 2006 diluted EPS by approximately $0.02, at current share prices.

Additional capital expenditures in the range of $15 million to $20 million are expected to be incurred during 2006 in association with the UnitedHealthcare agreement.

2007 Preliminary Financial Guidance

Excluding the impact of any share repurchase
activity after September 30, 2006, and any impact
of the Company’s recently announced exchange
offer related to its LYONs notes, preliminary
guidance for 2007 is as follows:

Revenue growth of approximately 11% to 13%
compared to full-year 2006.

Diluted EPS in the range of $3.68 to $3.83.

Diluted ESP guidance excludes any impact of the exchange of the
Company’s LYONs notes.  Based on preliminary results of this exchange offer, the Company expects that diluted EPS for 2007 will be positively impacted by approximately $0.18, at current share prices.

1) EBITDA represents earnings before interest, income taxes, depreciation, amortization, and nonrecurring charges, and includes the Company's proportional share of the underlying EBITDA of the income from joint venture partnerships. The Company uses EBITDA extensively as an internal management performance measure and believes it is a useful, and commonly used measure of financial performance in addition to earnings before taxes and other profitability measurements under generally accepted accounting principles ("GAAP"). EBITDA is not a measure of financial performance under GAAP. It should not be considered as an alternative to earnings before income taxes (or any other performance measure under GAAP) as a measure of performance or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles earnings before income taxes, representing the most comparable measure under GAAP, to EBITDA for the three- and nine-month periods ended September 30, 2006 and 2005:

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2006	2005	2006	2005
Earnings before income taxes	$ 183.1	$ 157.4	$ 551.1	496.1
Add (subtract):				
Interest expense	11.9	8.4	35.4	25.5
Investment income	(2.8)	(0.4)	(4.4)	(1.2)
Other (income) expense, net	0.1	-	1.9	0.2
Depreciation	25.3	24.2	76.1	71.5
Amortization	13.0	13.1	39.0	38.3
Restructuring and other special charges	5.6	10.0	5.6	10.0
Non-recurring investment loss	-	-	-	3.1
Joint venture partnerships' depreciation and amortization	0.9	0.9	3.3	2.8
EBITDA	$ 237.1	$ 213.6	$ 708.0	$ 646.3

LabCorp
Laboratory Corporation of America

Reconciliation of Non-GAAP Financial Measures ($ in millions)

Laboratory Corporation of America
Supplemental Financial Information
September 30, 2006
($ in million's)

	Q1 06	Q2 06	Q3 06	YTD 2006
Depreciation	$ 25.3	$ 25.6	$ 25.3	$ 76.2
Amortization	$ 13.0	$ 13.0	$ 13.0	$ 39.0
Capital expenditures	$ 20.8	$ 21.6	$ 21.9	$ 64.3
Cash flows from operations	$ 178.6	$ 128.5	$ 155.0	$ 462.1
Bad debt as a percentage of sales	5.27%	4.80%	4.80%	4.95%
Effective interest rate on debt:				
Zero coupon-subordinated notes	2.00%	2.00%	2.00%	2.00%
5 1/2% Senior Notes (including effect of interest rate swap)	5.38%	5.38%	5.38%	5.38%
5 5/8% Senior Notes	5.75%	5.75%	5.75%	5.75%
Revolving credit facility(weighted average)	5.30%	5.81%	5.80%	5.80%
Days sales outstanding	53	53	56	56

LabCorp
Laboratory Corporation of America

Supplemental Financial Information